Supplement Dated February 8, 2021
To The Prospectus Dated April 27, 2020, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity product(s).

Effective April 26, 2021, pending approval of shareholders at a special meeting expected to be held on March 26, 2021, the JNL/Vanguard U.S. Stock Market Index Fund’s (the “Fund”) investment objective and investment strategy will change, and Mellon Investments Corporation will be appointed as a sub-adviser for the Fund. The Fund’s name will change to the JNL/Mellon U.S. Stock Market Index Fund and there will also be a change to its primary benchmark.  In connection with these changes, effective April 26, 2021, the JNL/Mellon U.S. Stock Market Index Fund will seek to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Morningstar® US Market IndexSM.

This Supplement is dated February 8, 2021.